SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 27, 1996


                                  biosys, inc.

             (Exact name of registrant as specified in its charter)



            Delaware                  0-19819                    94-2878645

 State or other jurisdiction of    (Commission file number)  (I.R.S. Employer
         Incorporation                                      Identification No.)



                10150 Old Columbia Road, Columbia Maryland 21046
               (Address of principal executive offices) (Zip code)





                                 (410) 381-3800
              (Registrant's telephone number, including area code)

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Item 3.  Bankruptcy or Receivership

         On September 27 1996, the Company filed for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The petition was filed in the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court") and was assigned case number 96-59463-SD. The Company is a debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by the Company on September 30, 1996 reporting the filing is attached as an exhibit hereto.




Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.
                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  99.1    Press Release of the Company dated September 30, 1996.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       biosys, inc.


                                                   By:/s/Michael R.N. Thomas
                                                         Michael R.N. Thomas
                                                         Vice President and
                                                         Chief Financial Officer



Date: October 23, 1996

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                                  EXHIBIT INDEX

Exhibit
Number                      Description

99.1     Press Release of the Company dated September 24, 1996.